As filed with the Securities and Exchange Commission on February 1, 2016

Registration No. 333-200810

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

MIDCOAST ENERGY PARTNERS, L.P. *

(Exact name of Registrant as specified in its charter)

Delaware	61-1714064
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1100 Louisiana

Suite 3300

Houston, Texas 77002

(Address of principal executive offices and zip code)

(713) 821-2000

(Registrant’s telephone number, including area code)

Chris Kaitson

1100 Louisiana, Suite 3300

Houston, Texas 77002

(713) 821-2000

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Laura J. McMahon

Baker & Hostetler LLP

811 Main Street, Suite 1100

Houston, Texas 77002

(713) 646-1301

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.     ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.     ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.     ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☐	Accelerated filer	☒

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

*TABLE OF CO-REGISTRANT GUARANTORS

Company Name	State of Organization	I.R.S. Employer Identification Number
ELTM, L.P.	Delaware	76-0378638
Enbridge Energy Marketing, L.L.C.	Delaware	76-0378638
Enbridge G & P (East Texas) L.P.	Texas	76-0378638
Enbridge G & P (North Texas) L.P.	Texas	76-0378638
Enbridge G & P (Oklahoma) L.P.	Texas	76-0378638
Enbridge Gathering (North Texas) L.P.	Texas	76-0378638
Enbridge Holdings (Texas Systems) L.L.C.	Delaware	76-0378638
Enbridge Liquids Marketing (North Texas) L.P.	Delaware	76-0378638
Enbridge Marketing (North Texas) L.P.	Delaware	76-0378638
Enbridge Marketing (U.S.) L.L.C.	Delaware	76-0378638
Enbridge Marketing (U.S.) L.P.	Texas	76-0378638
Enbridge Partners Risk Management, L.P.	Delaware	76-0378638
Enbridge Pipelines (East Texas) L.P.	Texas	76-0378638
Enbridge Pipelines (Louisiana Liquids) L.L.C.	Delaware	76-0378638
Enbridge Pipelines (North Texas) L.P.	Texas	76-0378638
Enbridge Pipelines (Oklahoma Transmission) L.L.C.	Delaware	76-0378638
Enbridge Pipelines (Texas Gathering) L.P.	Delaware	76-0378638
Enbridge Pipelines (Texas Intrastate) L.P.	Texas	76-0378638
Enbridge Pipelines (Texas Liquids) L.P.	Texas	76-0378638
Midcoast Operating, L.P.	Texas	76-0378638
Midcoast OLP GP, L.L.C.	Delaware	61-1714064

The address and phone number of each of the additional registrants is c/o Midcoast Energy Partners, L.P., 1100 Louisiana, Suite 3300, Houston, TX 77002, (713) 821-2000.

TERMINATION OF REGISTRATION STATEMENT AND

DEREGISTRATION OF SECURITIES

On December 9, 2014, Midcoast Energy Partners, L.P., a Delaware limited partnership (“MEP”), filed a shelf registration statement on Form S-3, Registration No. 333-200810 (the “Registration Statement”) with the Securities and Exchange Commission, which was declared effective on February 5, 2015.

The Registration Statement registered the issuance and sale of an indeterminate aggregate principal amount and number of securities of each identified class of securities up to a proposed aggregate offering price of $1,500,000,000, which may be offered from time to time in unspecified numbers and at indeterminate prices, and as may be issuable in exchange for, or upon the exercise, conversion, redemption, repurchase or exercise of any securities registered thereunder (the “Registered Securities”). No Registered Securities were issued under the Registration Statement.

Pursuant to the undertaking contained in the Registration Statement, MEP is filing this Post-Effective Amendment No. 1 to the Registration Statement to terminate the Registration Statement and remove from registration all of the Registered Securities which remain unsold as of the date of this Post-Effective Amendment No. 1 to the Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

MIDCOAST ENERGY PARTNERS, L.P.

By:	MIDCOAST HOLDINGS, L.L.C.,
its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

ELTM, L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Energy Marketing, L.L.C.

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge G & P (East Texas) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge G & P (North Texas) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge G & P (Oklahoma) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Gathering (North Texas) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Holdings (Texas Systems) L.L.C.

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Liquids Marketing (North Texas) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Marketing (North Texas) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Marketing (U.S.) L.L.C.

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Marketing (U.S.) L.P.

By: Enbridge Marketing (U.S.) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Partners Risk Management, L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Pipelines (East Texas) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Pipelines (Louisiana Liquids) L.L.C.

By:	/s/ CHRIS KAITSON
Chris Kaitson
Agent for Service of Process

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Pipelines (North Texas) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Pipelines (Oklahoma Transmission) L.L.C.

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Pipelines (Texas Gathering) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Pipelines (Texas Intrastate) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Enbridge Pipelines (Texas Liquids) L.P.

By: Enbridge Holdings (Texas Systems) L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Midcoast Operating, L.P.

By: Midcoast OLP GP, L.L.C., its general partner

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on February 1, 2016.

Midcoast OLP GP, L.L.C.

By:	/s/ CHRIS KAITSON
Chris Kaitson
Vice President – Law

Note: No other person is required to sign this Post-Effective Amendment No. 1 to the Registration Statement in reliance on Rule 478 of the Securities Act of 1933, as amended.